--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    MARKMAN
                                   MULTIFUNDS

                                        ANNUAL
                                        REPORT

                                        DECEMBER 31, 2001

                                        INCOME ALLOCATION PORTFOLIO

                                        CONSERVATIVE ALLOCATION PORTFOLIO

                                        MODERATE ALLOCATION PORTFOLIO

                                        AGGRESSIVE ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

================================================================================
                            2001: SHOCKS AND LESSONS
================================================================================

A year ago, as 2001 began, we were optimistic about the prospects for the market. We felt our reasons were sound and well thought out. Among the factors we were considering was stock prices had already come down substantially, particularly in the highflying tech sector. During 2000 the Nasdaq posted the first 30%+ decline in over 25 years, plummeting almost 50% from its March peak. While we recognized that price declines alone don't signal good value, based on what corporate leaders felt the prospects for earnings were over the year, we felt comfortable that value had been created. In addition, investor sentiment had turned markedly bearish (an extremely accurate contrarian indicator that regularly is seen at market bottoms.) And--most importantly--the Federal Reserve had begun easing interest rates, providing what has historically been an excellent leading indicator of positive future moves in the market.

A strong  showing in January seemed to confirm our opinion that the markets were
looking  beyond  the  economy's   current  weakness  ("across  the  valley,"  in
market-speak) to a second half recovery.

We were wrong. The economy, as we now know, was not stabilizing. It was, in reality, just beginning to weaken even more, turning a mere slowdown into a full-blown recession. In a remarkable turnaround, unexpected except by the gloomiest observers, the economy managed in the span of less than a year to go from an 8% growth rate to actual decline.

Our optimism at the beginning of the year led us to be aggressively positioned in both stock and bond funds. The reasoning was that when the recovery came (as we expected in the second half of 2001) the markets would move off the bottom too fast and too suddenly to attempt to react short term from a more cautious stance. Those sectors that would likely move first and fastest were the same sectors that seemed to present the greatest risk. We were correct in that assessment (as was later born out by the bounce off the September low), but were off base about how much more the market had to decline before we saw the final washout.

Thus, after the brief January pop, the market--particularly the Nasdaq-- began a steep slide, culminating in a "selling climax" during the first week of April. Due to our aggressive positioning, we were hit hard. In our Semi- Annual Report of June 30, we shared with you our belief that this April bottom was actually the end of the bear market and that the recovery off that low was the initial stages of a new bull market. We took action at that time to further reposition the portfolio to potentially benefit from what we felt would unfold.

As we noted at the time, "...the odds favor out performance by small caps over the next year or so, particularly in the tech arena. Accordingly, you will notice that we have significantly increased our weightings in small and mid-cap growth funds."

--------------------------------------------------------------------------------
A strong showing in January seemed to confirm our opinion that the markets were looking beyond the economy's current weakness ("across the valley," in market-speak) to a second half recovery.

We were wrong.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Markman                                    1

================================================================================

We were right as to the ultimate dynamic, but early as to the time frame. The market, after a spring rebound, once again swooned over the summer and in classic fashion retested the April lows again in September. Not what we would have preferred while aggressively positioned, but sometimes a retesting of the lows is healthy and necessary to confirm a real bottom.

Then came 9/11. What we hoped would be a September turnaround turned into an emotional rout. When the markets opened up again, we saw two weeks of unrelenting panic selling. This was truly scary, even for optimists like us.

But the fundamental reasons for our pre-9/11 bullishness: accommodating Fed, reduced energy prices, valuations very much in line with long term prospects, etc. remained intact. Yes, "The world had changed." But in our estimation it had changed for the worse mostly for the bad guys. They had committed the same mistake Japan made at Pearl Harbor: they had "awakened the sleeping giant." We were confident that when mobilized, the forces of righteousness would not only triumph, but also prosper.

So rather than sell in panic as so many institutions did, we stood our ground and, when possible, added to our long-term positions. By the end of September, as fear and gloom enveloped the markets, we found ourselves in our most aggressive posture ever.

Finally, we were not wrong, we were not early...we were right and we were on time.

The panic low after 9/11 became what many objective observers agree was the capitulation end of the bear market and the beginning of the new bull market. We maintained all along in discussions with shareholders that when the clouds were finally parted, letting the market resume its upward path, the leaders would be growth funds, specifically tech funds, with an emphasis on small emerging technology companies. The high yield bond market would take the lead on the fixed income side. This turned out to be exactly what happened in the post 9/11 recovery. The fact that we stuck to our guns enabled us, in the last quarter of 2001, to post our best quarterly returns ever.

So I suppose it's the old "good news/bad news" story. The bad news is that we were wrong a year ago in our estimate of where the economy was headed and early in our recovery call. Those two errors led to short-term declines far in excess of what any of you might have anticipated. We are sorry for the distress that this had to create.

The good news is that we seem to be positioned in the "sweet spot" and have gotten a good head start in this new bull market. But while we are (once again!) optimistic about the coming year, we find ourselves tempering that optimism with some skepticism. (Not too much skepticism of course--these are after all the Markman Multifunds. Just enough to give us a reminder of what we don't want to repeat.)

---------------------------------------------------------
[GRAPHIC OMITTED]
                                          DEC 31, 2001
                                          ------------
S&P 500                                      $27,374

Markman Aggressive
Allocation Portfolio*                        $15,745

Past performance is not predictive of future performance.

---------------------------------------------------------
[GRAPHIC OMITTED]

                                          DEC 31, 2001
                                          ------------
S&P 500                                      $27,374

Markman Moderate
Allocation Portfolio*                        $15,106

Past performance is not predictive of future performance.

---------------------------------------------------------
[GRAPHIC OMITTED]

                                          DEC 31, 2001
                                          ------------
S&P 500                                      $27,374

Lehman Intermediate
Government Bond Index                        $16,363

Markman Conservative
Allocation Portfolio*                        $15,422

Past performance is not predictive of future performance.

---------------------------------------------------------
[GRAPHIC OMITTED]
                                          DEC 31, 2001
                                          ------------
Lipper General Bond
Fund Index                                   $11,327

Markman Income
Allocation Portfolio*                        $ 9,774

Past performance is not predictive of future performance.

---------------------------------------------------------

* The performance of the above funds does not reflect the deduction of taxes that a shareholder would pay on fund distributions on the redemption of fund shares.

--------------------------------------------------------------------------------
2                                   Markman

================================================================================
                          OUTLOOK AND STRATEGY FOR 2002
--------------------------------------------------------------------------------

THE BROAD PICTURE

There are a number of macro signs that point to the likelihood of an economic rebound in 2002. The Federal Reserve's easing policy has brought rates down to historic lows, helping to create a "reliquefied" environment that should support growth.

Energy prices continue to moderate. Costs in this area are down some 40% from year ago levels. The net effect of this is tens of billions of dollars saved by consumers and industry. The more productive use of those savings (investment and consumption) can help support growth and is a complete reversal of what the economy faced a year ago.

Easy monetary policy by the Fed is now accompanied by easier fiscal policy in Washington. A year ago, the discussion in D.C. centered on how to shrink government, with Democrats and Republicans differing more in the details than the substance. The post 9/11 environment, however, finds us engaged in a discussion of how to allocate the increased government spending they all have agreed is necessary and inevitable. While that increased spending may have negative longer-term consequences, there is little doubt that in the short term, it is a stimulative event.

CONFIRMATIONS

The beneficial nature of these events/trends is reflected in a couple of very basic but reliable confirmatory signs: The yield curve has turned steeply positive, with long rates well above the short end. A year ago we were staring at a flat to inverted curve. When the yield curve steepens as it has, it has almost always pointed to a significant increase in future economic activity.

When long-term rates are higher than short-term rates, the bond market is telling us that although current demand for loans is low, it expects demand to pick up in the future, driving up rates. Therefore, bondholders are demanding a higher rate of return to hold a bond for a longer period. When short-term rates are higher than long-term rates, the bond market is telling us it expects demand for loans to decrease in the future, due to a reduction of economic activity.

--------------------------------------------------------------------------------
A year ago we were staring at a flat to inverted curve. When the yield curve steepens as it has, it has almost always pointed to a significant increase in future economic activity.
--------------------------------------------------------------------------------

The market's opinion as to future economic activity is further displayed by the action in transportation stocks. This wide range of companies, from consumer travel companies like United Airlines, to heavy goods shippers such as Burlington Northern, to package delivery companies like Federal Express are obviously sensitive to the level of activity in the economy. They often sound an "early warning" signal on the economy. In this light it is interesting to note that the transportation averages have gained more than the broad market in this past quarter's rebound. Are they telling us that 2002 will be a year of expansion?

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
               --------------------------------------------------
                            YIELD OF GOVERNMENT BONDS
                                 AS OF 12/21/01

               --------------------------------------------------


                                [GRAPHIC OMITTED]
               --------------------------------------------------
                            YIELD OF GOVERNMENT BONDS
                                 AS OF 12/01/00

               --------------------------------------------------


When long-term rates are higher than short-term rates, the bond market is telling us that although current demand for loans is low, it expects demand to pick up in the future, driving up rates. Therefore, bondholders are demanding a higher rate of return to hold a bond for a longer period. When short-term rates are higher than long-term rates, the bond market is telling us it expects demand for loans to decrease in the future, due to a reduction of economic activity.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Markman                                    3

================================================================================

Some broad trends and indicators seem to be flashing green. But are we seeing any confirmation in the daily data on the economy? Here too, we have reason for optimism. As we concluded 2001 and began the New Year, the mosaic of stats seemed to be constructing a picture of stabilization and recovery to the surprise of pundits and analysts. Some examples:

December 28:

     o Durable goods orders (excluding defense aircraft) rose for the second straight month, the first back-to-back gain in two years (a surprise).

     o    Report that new home sales surged 6.4% in November (a surprise).

     o Consumer confidence jumped to 93.7, up from 84.9 in November. Another surprise, as economists were expecting a number of only 82.7.

     o Expectations index rose sharply to 91.5, from 77.3 in November (yet another surprise!).

January 2:

     o Purchasing Managers index rose to 48.2 in December from 44.5 in November. This is the highest level since October 2000. Expectations were for a rise to 45.6 (a surprise).

January 4:

     o Labor Department reported that the economy lost 124,000 jobs, less than the 139,000 expected and a huge decline from the 371,000 lost in November. Indications point to the worst in layoffs being behind us. (This too was a surprise to economists.)

The corporate world news that makes the consumer headlines: layoffs, cutbacks, plant closings and the like also have positive implications for the road ahead. As is common during a recession, and perhaps even more so in this one, companies tend to take a machete to their cost structure, cutting left and right to get as lean as possible. Subsequently, even small increases in revenue growth can create significant increases in operating margins. As the economy rebounds, an earnings explosion is more likely than not.

We want to keep this in mind when market gurus speak of PE's still being too high in the market. Just as econo-

--------------------------------------------------------------------------------
As we concluded 2001 and began the New Year, the mosaic of stats seemed to be constructing a picture of stabilization and recovery to the surprise of pundits and analysts.
--------------------------------------------------------------------------------

mists are being surprised on the upside by the daily economic data, analysts, too, are likely to be surprised by the vigor of the earnings recovery. There's no magic here. It's simply a manifestation of the natural tendency to overshoot at market turning points. The same folks who overshot on the optimistic side two years ago are overshooting on the pessimistic side today.

THE WHAT IF'S?

So what could go wrong from here?

There still remains the great unknown X Factor of terrorism. Will we see another major terrorist act soon? Will it be of a nature that could derail any nascent economic recover? No one knows, yet it must be factored in to our expectations.

On a more practical level, the single greatest unknown for 2002, and the biggest risk to the market, is the nature and level of corporate spending over the next year. Thus far, the consumer has been carrying the ball during the slowdown. Corporate spending has been dead for the past 24 months. In some sectors of the economy, particularly certain areas of technology like telecommunications, nothing good will happen until corporate spending picks up.

When that will happen is anyone's guess. It is inevitable that at some point, the unquantifiable combination of company need, corporate executive confidence, and fear of being left behind in a recovery will begin to trump the fear of loss. That is when we will start to hear the reports of corporate spenders starting to open up their wallets once again. When that begins, businessmen being the lemmings that they are, we will likely see the floodgates of spending open with a roar.

At this point, there is no evidence of that trend. The market, having anticipated better times ahead, moved up strongly in the fourth quarter. So one could make the case--correctly in our estimation--that the market has moved a little ahead of what the economic reality would support. This is likely to create a choppy, muddled market picture for the near term as we all wait to see what evidence of real recovery is presented.

We continue to position the portfolio in those areas that we feel have the best prospects for absolute return in 2002. That includes some additions in areas like financial services, retail, transportation, and leisure. With those moves we believe we have broadened our market exposure without substantially reducing our ability to keep pace with the rebound we see in store for 2002.

--------------------------------------------------------------------------------
4                                   Markman

================================================================================
                         AGGRESSIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

OUR  GOAL:  To  achieve  high  long-term   growth   consistent  with  reasonable
diversification. A fully invested portfolio, largely stock oriented, will be maintained at all times, thus creating relatively high volatility.

The performance of this Portfolio in 2001 can best be understood by dividing the year into five parts. In the month of January the Portfolio went up in value by 17%. At that point we thought we would have a pretty good year, as often January sets the tone for the entire year. It was not to be. Instead, the Portfolio dropped 47% in the next ten weeks. That appeared to be a bottom: the Portfolio increased 52% in the next six weeks. Once again we felt we were out of the woods. Instead, we experienced a drop from May 21 to September 21 of 49%, a point when many investors, feeling the impact of the terrorist attacks and their apparent loss of wealth, were severely distressed. However, instead of more doom and gloom, the markets and the Portfolio turned upward, and by year-end had risen 49%. When all was said and done the Portfolio decreased about 34% for the year.

     Whew! Perhaps it is an understatement to say this Portfolio is subject to "relatively high volatility."

     We are now at a point where we believe the long bear market is over and a new bull market has begun. As with previous bull markets, we believe this one will be led by technology. We currently have emphasized smaller-cap technology funds (Van Wagoner Post-Venture, Firsthand Technology Innovators, and Black Oak Emerging Technology) compared to larger-cap technology and growth (Needham Growth, Profunds Ultra OTC, Red Oak Technology Select, White Oak Growth Stock), because we believe the greatest gains will be made in the smaller names. That said, we are significantly over weighted in both large and small technology as compared to the market as a whole. We are also digging deep to uncover other parts of the economy that we believe will outperform the broad indices.

     We continue to believe the coming years will see accelerating breakthroughs in medical technology. We have added T. Rowe Price Health Sciences, ProFunds Biotechnology, and ProFunds Pharmaceuticals to complement the Dresdner RCM Biotechnology Fund, reinforcing our commitment to the health care area.

     Consistent with our analysis that the economy will turn around this year, we have added funds in the retail (Rydex Retailing) and transportation (Rydex Transportation) sectors, areas which typically improve ahead of the overall economy. We also took a position in the financial industry via ProFunds Financial, expecting an improving economy to be good for several components of this sector.

     We continued to minimize distributions as much as possible by taking tax losses wherever we found them and by avoiding distributions from underlying funds.

PORTFOLIO COMPARISON - December 31, 2001
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                               Markman Aggressive           Funds of Funds1
                             Allocation Portfolio**           Equity Index
                             ---------------------------------------------------
                   One Year         -34.3%                       -7.2%
--------------------------------------------------------------------------------
         3 years annualized         -10.6%                        1.9%
--------------------------------------------------------------------------------
         5 years annualized           1.4%                        6.8%
--------------------------------------------------------------------------------
Annualized since inception*           6.8%                       10.0%
--------------------------------------------------------------------------------
*  from February 1, 1995
** The total  returns  shown above do not reflect  the  deduction  ot taxes that shareholder would pay on fund distributions or the redemption of fund shares.
--------------------------------------------------------------------------------

The Funds of Funds Equity index is prepared by Markman Capital, Inc., adviser to the Markman Multifunds. Independent data from Moringstar, Inc.+ is used to calculate the average returns within these categories. All equity funds of funds reported by Morningstar are included in the Funds of Funds Equity Index with the exception of funds that primarily own individual securities, funds that invest primarily in foreign markets, and funds that primarily invest in a single asset category such as small capitalization stock funds.

+(c) 2001 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Past performance is no guarantee of future results.

============================================================================================
PORTFOLIO OF INVESTMENTS
Markman Aggressive Allocation Portfolio-- December 31, 2001
--------------------------------------------------------------------------------------------
FUND                                                 SHARES       MARKET VALUE    % OF TOTAL
--------------------------------------------------------------------------------------------
Van Wagoner Post-Venture Fund*                       828,192     $    8,315,053        12.7%
--------------------------------------------------------------------------------------------
Needham Growth Fund *                                280,499          7,786,670        11.9%
--------------------------------------------------------------------------------------------
Firsthand Technology Innovators Fund*                467,560          7,667,992        11.7%
--------------------------------------------------------------------------------------------
Profunds UltraOTC-INV                                209,181          7,382,030        11.2%
--------------------------------------------------------------------------------------------
Dresdner RCM Biotechnology Fund - Class N*           264,216          7,239,520        11.0%
--------------------------------------------------------------------------------------------
Red Oak Technology Select Fund*                      455,552          4,368,745         6.6%
--------------------------------------------------------------------------------------------
White Oak Growth Stock Fund                          109,878          4,223,734         6.4%
--------------------------------------------------------------------------------------------
T. Rowe Price Health Sciences Fund*                  173,185          3,477,563         5.3%
--------------------------------------------------------------------------------------------
Black Oak Emerging Technology Fund                   829,340          3,275,896         5.0%
--------------------------------------------------------------------------------------------
Rydex Retailing Fund-INV*                            274,920          2,991,134         4.6%
--------------------------------------------------------------------------------------------
Rydex Transportation Fund-INV*                       467,791          2,984,511         4.6%
--------------------------------------------------------------------------------------------
ProFunds Biotechnology-INV*                           38,105          2,021,852         3.1%
--------------------------------------------------------------------------------------------
ProFunds Financial-INV*                               71,664          1,512,115         2.3%
--------------------------------------------------------------------------------------------
ProFund Pharmaceuticals-INV*                          58,887            974,000         1.5%
--------------------------------------------------------------------------------------------
Miscellaneous - Money Market Fund                                     1,003,065         1.5%
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $58,629,622)                                 65,223,880        99.4%
--------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET                                       435,677         0.6%
--------------------------------------------------------------------------------------------
NET ASSETS                                                       $   65,659,557       100.0%
                                                                 ===========================

* Non-income producing security.             See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman                                    5

================================================================================
                          MODERATE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

OUR  GOAL:  To  blend  our   Conservative   and   Aggressive   approaches  in  a
middle-of-the-road portfolio that aims for higher return than a Conservative approach but lower volatility than an Aggressive stance.

     We have always attempted to keep the Moderate Allocation Portfolio midway between the Aggressive Allocation Portfolio and the Conservative Allocation Portfolio by utilizing the best ideas of each, trying to get better returns than the Conservative Portfolio and lower volatility than the Aggressive Portfolio. As a result the Moderate Portfolio dropped about 24% for the year.

     The equity portion of the Moderate Portfolio is similar to the Aggressive Portfolio. One newcomer not also in the Aggressive Portfolio is the Undiscovered Managers REIT Fund. This fund, as its name suggests, buys real estate investment trusts. We believe real estate will be a good place to invest as the economy rebounds, and we get a dividend on the fund while we are waiting for capital appreciation.

     Our bond component is made up entirely of high-yield bond funds; consistent with our belief that economic recovery is on the way. We believe that corporate bond defaults peaked last year and these bond funds will increase in value as fear of economic disaster abates. Recent large corporate bankruptcies have hurt high-yield funds as many investors suspect more credit and accounting problems, but in our opinion this makes these type of investments even more attractive at this point in the cycle. The Portfolio contains four different high-yield bond funds, providing a variety of investment strategies and levels of risk.

PORTFOLIO COMPARISON -- December 31, 2001
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                 Markman Moderate            Funds of Funds1
                              Allocation Portfolio**          Equity Index
                              --------------------------------------------------
                   One Year         -23.5%                       -7.2%
--------------------------------------------------------------------------------
         3 years annualized          -8.2%                        1.9%
--------------------------------------------------------------------------------
         5 years annualized           1.8%                        6.8%
--------------------------------------------------------------------------------
Annualized since inception*           6.1%                       10.0%
--------------------------------------------------------------------------------
*  from February 1, 1995
** The total  returns  shown above do not reflect  the  deduction  ot taxes that shareholder would pay on fund distributions or the redemption of fund shares.
--------------------------------------------------------------------------------

The Funds of Funds Equity index is prepared by Markaman Capital, Inc., adviser to the Markman Multifunds. Independent data from Morningstar, Inc.+ is used to calculate the average returns within these categories. All equity funds of funds reported by Morningstar are included in the Funds of Funds Equity Index with the exception of funds that primarily own individual securities, funds that invest primarily in foreign markets, and funds that primarily invest in a single asset category such as small capitalization stock funds.

+(c) 2001 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Past performance is no guarantee of future results.

============================================================================================
PORTFOLIO OF INVESTMENTS
Markman Moderate Allocation Portfolio-- December 31, 2001
--------------------------------------------------------------------------------------------
FUND                                                 SHARES       MARKET VALUE    % OF TOTAL
--------------------------------------------------------------------------------------------
Strong High-Yield Bond Fund-INV                      506,821     $    4,024,159        10.7%
--------------------------------------------------------------------------------------------
Needham Growth Fund*                                 144,606          4,014,265        10.7%
--------------------------------------------------------------------------------------------
Fidelity Capital & Income Fund                       582,300          3,947,996        10.5%
--------------------------------------------------------------------------------------------
Van Wagoner Post-Venture Fund*                       333,327          3,346,613         8.9%
--------------------------------------------------------------------------------------------
PIMCO High Yield Fund - Institutional                355,767          3,329,983         8.9%
--------------------------------------------------------------------------------------------
White Oak Growth Stock Fund                           85,430          3,283,958         8.7%
--------------------------------------------------------------------------------------------
Dresdner RCM Biotechnology Fund - Class N*           119,661          3,278,719         8.7%
--------------------------------------------------------------------------------------------
Firsthand Technology Innovators Fund*                151,975          2,492,401         6.6%
--------------------------------------------------------------------------------------------
Profunds UltraOTC-INV                                 69,771          2,462,235         6.6%
--------------------------------------------------------------------------------------------
Undiscovered Managers REIT Fund-INV                  142,551          2,018,532         5.4%
--------------------------------------------------------------------------------------------
Rydex Retailing Fund-INV*                             92,936          1,011,152         2.7%
--------------------------------------------------------------------------------------------
Janus High-Yield Fund                                106,278            995,833         2.7%
--------------------------------------------------------------------------------------------
Black Oak Emerging Technology Fund                   237,529            938,242         2.5%
--------------------------------------------------------------------------------------------
Rydex Biotechnology Fund-INV*                         37,807            936,862         2.5%
--------------------------------------------------------------------------------------------
Pin Oak Aggressive Stock Fund*                        37,953            906,706         2.4%
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $37,958,185)                                 36,987,656        98.5%
--------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET                                       558,424         1.5%
--------------------------------------------------------------------------------------------
NET ASSETS                                                       $   37,546,080       100.0%
                                                                 ===========================

* Non-income producing security.             See accompanying notes to financial statements.

--------------------------------------------------------------------------------
6                                   Markman

================================================================================
                        CONSERVATIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

OUR GOAL: To capture returns close to those of a typical portfolio -- cautiously balanced among stocks, bonds, and money market funds -- while keeping short-term volatility closer to that of an intermediate bond portfolio.

The Conservative Allocation Portfolio was down about 13% for the year, which, considering the significant drop in technology stocks, and the poor performance of the high-yield sector, was not as bad as it could have been.

     As we prepare for the economic conditions which we believe will prevail in 2002, the Portfolio is well-positioned to benefit, with 50% in high-yield bond funds, another 16% in specialized funds that generate dividends, and the remainder allocated among our favorite equity funds.

     We added the Merger Fund to the Conservative Portfolio. This fund is not in either the Aggressive or Moderate Portfolios. Although it is officially considered a stock fund, it acts more like a bond fund. Their strategy is to buy the stocks of companies that are being acquired by others after the acquisitions are announced. Merger employs its own team of analysts to determine whether or not they believe the acquisition will be completed. Their intent is to get that last few cents that is on the table from the time a deal is announced until it is formally completed. Over time, this has worked out to be a very steady return which we feel is entirely appropriate for the Conservative Portfolio.

PORTFOLIO COMPARISON - December 31, 2001
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                              Markman Conservative          Funds of Funds1
                             Allocation Portfolio**          Equity Index
                             ---------------------------------------------------
                   One Year         -12.5%                       -7.2%
--------------------------------------------------------------------------------
         3 years annualized          -3.1%                        1.9%
--------------------------------------------------------------------------------
         5 years annualized           2.9%                        6.8%
--------------------------------------------------------------------------------
Annualized since inception*           6.5%                       10.0%
--------------------------------------------------------------------------------
*  from February 1, 1995
** The total  returns  shown above do not reflect  the  deduction  ot taxes that shareholder would pay on fund distributions or the redemption of fund shares.
--------------------------------------------------------------------------------

The Funds of Funds Equity Index is prepared by Markman Capital, Inc., adviser to the Markman Multifunds. Independent data from Morningstar, Inc.+ is used to calculate the average returns withing these categories. All equity funds of funds reported by Morningstar are included in the Funds of Funds Equity Index with the exception of funds that primarily own individual securities, funds that invest primarily in foreighn markets, and funds taht primarily invest in a single asset category such as small capitalization stock funds.

+(c) 2001 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Past performance is no guarantee of future results.

============================================================================================
PORTFOLIO OF INVESTMENTS
Markman Conservative Allocation Portfolio--December 31, 2001
--------------------------------------------------------------------------------------------
FUND                                                 SHARES       MARKET VALUE    % OF TOTAL
--------------------------------------------------------------------------------------------
Strong High-Yield Bond Fund                          349,417     $    2,774,377        16.8%
--------------------------------------------------------------------------------------------
Fidelity Capital & Income Fund                       346,791          2,351,245        14.2%
--------------------------------------------------------------------------------------------
PIMCO High Yield Fund - Institutional                230,438          2,156,907        13.0%
--------------------------------------------------------------------------------------------
Needham Growth Fund*                                  54,308          1,507,597         9.1%
--------------------------------------------------------------------------------------------
The Merger Fund                                       90,953          1,343,377         8.1%
--------------------------------------------------------------------------------------------
Rydex Dynamic Velocity 100 Fund*                      41,230          1,321,852         8.0%
--------------------------------------------------------------------------------------------
Van Wagoner Post-Venture Fund*                       129,619          1,301,377         7.9%
--------------------------------------------------------------------------------------------
Janus High-Yield Fund                                106,278            995,833         6.0%
--------------------------------------------------------------------------------------------
White Oak Growth Stock Fund                           21,703            834,284         5.0%
--------------------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares                 30,004            802,328         4.8%
--------------------------------------------------------------------------------------------
Undiscovered Managers REIT Fund                       35,637            504,633         3.0%
--------------------------------------------------------------------------------------------
Firsthand Technology Innovators Fund*                 30,376            498,177         3.0%
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $16,994,447)                                 16,391,987        98.9%
--------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET                                       186,062         1.1%
--------------------------------------------------------------------------------------------
NET ASSETS                                                       $   16,578,049       100.0%
                                                                 ===========================

* Non-income producing security.             See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman                                    7

================================================================================
                           INCOME ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

OUR GOAL: To provide high current income and low share price fluctuation.

The Income Allocation Portfolio had a slight loss (-1.9%) this year caused by the continued soft economy. Because we believe the economy will begin to recover this year, and we further believe that high-yield bond funds are an excellent way to benefit from economic recovery, we have shifted the bulk of this portfolio to the high-yield bond area. In addition to five high-yield bond funds, each one representing a different approach to investing in this area, we have added the Undiscovered Managers REIT Fund, which is also in the Conservative and Moderate Portfolios, and the Merger Fund, which is also in the Conservative Portfolio.

     The stock portion of the Income Allocation Portfolio is a modest 3.8%, the bulk of which is represented by Needham Growth Fund, which is present in all four Markman MultiFund Portfolios.

PORTFOLIO COMPARISON - December 31, 2001
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                 Markman Income             Funds of Funds1
                             Allocation Portfolio**          Equity Index
                             ---------------------------------------------------
                   One Year          -1.9%                        2.8%
--------------------------------------------------------------------------------
         3 years annualized           n/a                         n/a
--------------------------------------------------------------------------------
         5 years annualized           n/a                         n/a
--------------------------------------------------------------------------------
Annualized since inception*          -0.9%                        1.0%
--------------------------------------------------------------------------------
*  from May 1, 1999
** The total  returns  shown above do not reflect  the  deduction  ot taxes that shareholder would pay on fund distributions or the redemption of fund shares.
--------------------------------------------------------------------------------

The Funds of Funds Income Index is prepared by Markman Capital, Inc., adviser to the Markman Multifunds. Independent data from Morningstar, Inc.+ is used to calculate the average returns withing these categories. The Funds of Funds Income Index includes all funds of funds reported by Morningstar which have 85% or more of their assets invested in bonds or bond funds.

+(c) 2001 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Past performance is no guarantee of future results.

============================================================================================
PORTFOLIO OF INVESTMENTS
Markman Income Allocation Portfolio -- December 31, 2001
--------------------------------------------------------------------------------------------
FUND                                                 SHARES       MARKET VALUE    % OF TOTAL
--------------------------------------------------------------------------------------------
Northeast Investors Trust                             44,923     $      333,779        21.1%
--------------------------------------------------------------------------------------------
Fidelity Capital & Income Fund                        47,528            322,242        20.4%
--------------------------------------------------------------------------------------------
Strong High-Yield Bond Fund                           39,158            310,916        19.7%
--------------------------------------------------------------------------------------------
PIMCO High Yield Fund - Institutional                 23,401            219,034        13.9%
--------------------------------------------------------------------------------------------
Janus High-Yield Fund                                 21,255            199,167        12.6%
--------------------------------------------------------------------------------------------
The Merger Fund                                        4,052             59,856         3.8%
--------------------------------------------------------------------------------------------
Needham Growth Fund*                                   1,918             53,258         3.4%
--------------------------------------------------------------------------------------------
Undiscovered Managers REIT Fund                        3,523             49,894         3.2%
--------------------------------------------------------------------------------------------
Van Wagoner Post-Venture Fund*                           639              6,416         0.4%
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $1,621,195)                                   1,554,562        98.5%
--------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET                                        25,110         1.5%
--------------------------------------------------------------------------------------------
NET ASSETS                                                       $    1,579,672       100.0%
                                                                 ===========================

* Non-income producing security.             See accompanying notes to financial statements.

--------------------------------------------------------------------------------
8                                   Markman

================================================================================
                              FINANCIAL STATEMENTS
================================================================================

============================================================================================================
STATEMENTS OF ASSETS AND LIABILITIES o December 31, 2001

                                                  MARKMAN          MARKMAN          MARKMAN          MARKMAN
                                                   INCOME     CONSERVATIVE         MODERATE       AGGRESSIVE
                                               ALLOCATION       ALLOCATION       ALLOCATION       ALLOCATION
                                                PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
============================================================================================================
ASSETS
Investments in securities:
     At acquisition cost ................    $  1,621,195     $ 16,994,447     $ 37,958,185     $ 58,629,622
                                             ============     ============     ============     ============
     At value ...........................    $  1,554,562     $ 16,391,987     $ 36,987,656     $ 65,223,880
Cash ....................................          27,127          216,509               --               --
Receivable for capital shares sold ......              --           43,268           91,490          151,352
Dividends receivable ....................             362            3,894            5,470            5,617
Receivable for securities sold ..........              --               --          900,000          500,000
Other assets ............................             204               --               --               --
                                             ------------     ------------     ------------     ------------
     TOTAL ASSETS .......................       1,582,255       16,655,658       37,984,616       65,880,849
                                             ------------     ------------     ------------     ------------

============================================================================================================

LIABILITIES
Bank overdraft ..........................              --               --          233,724               --
Payable for capital shares redeemed .....              --           47,913          141,683           80,576
Distributions payable to shareholders ...           1,389           14,924           15,813               --
Other liabilities .......................             130            1,106           16,894           86,824
Payable to affiliates ...................           1,064           13,666           30,422           53,892
                                             ------------     ------------     ------------     ------------
     TOTAL LIABILITIES ..................           2,583           77,609          438,536          221,292
                                             ------------     ------------     ------------     ------------

============================================================================================================

NET ASSETS ..............................    $  1,579,672     $ 16,578,049     $ 37,546,080     $ 65,659,557
                                             ============     ============     ============     ============

Net assets consist of:
Paid-in capital .........................    $  1,810,894     $ 20,281,859     $ 50,486,622     $ 85,778,712
Undistributed net investment income .....              --           96,294               --               --
Accumulated net realized losses from
     security transactions ..............        (164,589)      (3,197,644)     (11,970,013)     (26,713,413)
Net unrealized appreciation
     (depreciation) on investments ......         (66,633)        (602,460)        (970,529)       6,594,258
                                             ------------     ------------     ------------     ------------
Net assets ..............................    $  1,579,672     $ 16,578,049     $ 37,546,080     $ 65,659,557
                                             ============     ============     ============     ============

Shares of beneficial interest outstanding
     (unlimited number of shares
     authorized, no par value) ..........         190,568        1,766,054        4,320,034        6,195,878
                                             ============     ============     ============     ============

Net asset value, redemption price and
     offering price per share ...........    $       8.29     $       9.39     $       8.69     $      10.60
                                             ============     ============     ============     ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman                                    9

================================================================================
                              FINANCIAL STATEMENTS
================================================================================

============================================================================================================
STATEMENTS OF OPERATIONS o For the year ended December 31, 2001

                                                  MARKMAN          MARKMAN          MARKMAN          MARKMAN
                                                   INCOME     CONSERVATIVE         MODERATE       AGGRESSIVE
                                               ALLOCATION       ALLOCATION       ALLOCATION       ALLOCATION
                                                PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO

INVESTMENT INCOME
     Dividend income ....................    $    142,122     $  1,049,325     $  1,425,876     $     46,895
                                             ------------     ------------     ------------     ------------

EXPENSES
     Investment advisory fees ...........          12,243          170,881          400,071          716,550
     Independent trustees' fees .........             375           14,375           14,375           14,375
                                             ------------     ------------     ------------     ------------
     TOTAL EXPENSES .....................          12,618          185,256          414,446          730,925
                                             ------------     ------------     ------------     ------------

NET INVESTMENT INCOME (LOSS) ............         129,504          864,069        1,011,430         (684,030)
                                             ------------     ------------     ------------     ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS
Net realized losses from security
     transactions .......................        (122,242)      (3,005,115)     (11,852,918)     (24,868,827)
Capital gain distributions from other
     investment companies ...............           5,712          105,514               --               --
Net change in unrealized appreciation/
     depreciation on investments ........         (62,879)      (1,086,273)      (4,046,545)     (12,610,675)
                                             ------------     ------------     ------------     ------------

NET REALIZED AND UNREALIZED LOSSES
     ON INVESTMENTS .....................        (179,409)      (3,985,874)     (15,899,463)     (37,479,502)
                                             ------------     ------------     ------------     ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS   $    (49,905)    $ (3,121,805)    $(14,888,033)    $(38,163,532)
                                             ============     ============     ============     ============

See accompanying notes to financial statements.

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                             MARKMAN INCOME                 MARKMAN CONSERVATIVE
                                                          ALLOCATION PORTFOLIO              ALLOCATION PORTFOLIO

                                                        Year ended       Year ended       Year ended       Year ended
                                                     Dec. 31, 2001    Dec. 31, 2000    Dec. 31, 2001    Dec. 31, 2000

FROM OPERATIONS:
     Net investment income (loss) ................    $    129,504     $     29,887     $    864,069     $    705,276
     Net realized gains (losses) from
          security transactions ..................        (122,242)         (36,535)      (3,005,115)         118,089
     Capital gain distributions from other
          investment companies ...................           5,712            1,355          105,514          321,525
     Net change in unrealized
          appreciation/depreciation on investments         (62,879)         (18,553)      (1,086,273)      (6,577,569)
                                                      ------------     ------------     ------------     ------------
     Net decrease in net assets from operations ..         (49,905)         (23,846)      (3,121,805)      (5,432,679)
                                                      ------------     ------------     ------------     ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income ........        (129,504)         (29,887)        (864,069)        (524,764)
     Distributions in excess of net
          investment income ......................            (244)              --           (3,701)              --
     Return of capital ...........................         (11,512)             (92)              --               --
     Distributions from net realized gains .......              --               --               --         (495,920)
     Distributions in excess of net
          realized gains .........................          (5,577)              --               --               --
                                                      ------------     ------------     ------------     ------------
Decrease in net assets from distributions
     to shareholders .............................        (146,837)         (29,979)        (867,770)      (1,020,684)
                                                      ------------     ------------     ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold ...................       4,586,623        1,134,297        1,994,011        6,825,308
     Net asset value of shares issued in
          reinvestment of distributions
          to shareholders ........................         141,280           28,828          852,846          997,665
     Payments for shares redeemed ................      (3,490,413)      (2,466,457)      (7,482,830)     (10,764,911)
                                                      ------------     ------------     ------------     ------------
Net increase (decrease) in net assets from
     capital share transactions ..................       1,237,490       (1,303,332)      (4,635,973)      (2,941,938)
                                                      ------------     ------------     ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..........       1,040,748       (1,357,157)      (8,625,548)      (9,395,301)

NET ASSETS:
     Beginning of year ...........................         538,924        1,896,081       25,203,597       34,598,898
                                                      ------------     ------------     ------------     ------------
     End of year .................................    $  1,579,672     $    538,924     $ 16,578,049     $ 25,203,597
                                                      ============     ============     ============     ============


                                                            Markman Moderate                  Markman Aggressive
                                                          Allocation Portfolio              Allocation Portfolio

                                                        Year ended       Year ended       Year ended       Year ended
                                                     Dec. 31, 2001    Dec. 31, 2000    Dec. 31, 2001    Dec. 31, 2000

FROM OPERATIONS:
     Net investment income (loss) ................    $  1,011,430     $    557,250     $   (684,030)    $ (1,311,766)
     Net realized gains (losses) from
          security transactions ..................     (11,852,918)       3,180,382      (24,868,827)      (6,596,458)
     Capital gain distributions from other
          investment companies ...................              --        1,328,080               --        5,120,414
     Net change in unrealized
          appreciation/depreciation on investments      (4,046,545)     (28,915,199)     (12,610,675)     (39,667,392)
                                                      ------------     ------------     ------------     ------------
     Net decrease in net assets from operations ..     (14,888,033)     (23,849,487)     (38,163,532)     (42,455,202)
                                                      ------------     ------------     ------------     ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income ........        (982,935)        (525,842)              --               --
     Distributions in excess of net
          investment income ......................              --               --               --               --
     Return of capital ...........................              --               --               --               --
     Distributions from net realized gains .......              --       (3,545,284)              --               --
     Distributions in excess of net
          realized gains .........................              --               --               --               --
                                                      ------------     ------------     ------------     ------------
Decrease in net assets from distributions
     to shareholders .............................        (982,935)      (4,071,126)              --               --
                                                      ------------     ------------     ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold ...................       9,363,740       13,903,179       15,698,230       38,806,207
     Net asset value of shares issued in
          reinvestment of distributions
          to shareholders ........................         967,122        4,016,402               --               --
     Payments for shares redeemed ................     (21,486,175)     (26,225,375)     (23,545,316)     (21,042,890)
                                                      ------------     ------------     ------------     ------------
Net increase (decrease) in net assets from
     capital share transactions ..................     (11,155,313)      (8,305,794)      (7,847,086)      17,763,317
                                                      ------------     ------------     ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..........     (27,026,281)     (36,226,407)     (46,010,618)     (24,691,885)

NET ASSETS:
     Beginning of year ...........................      64,572,361      100,798,768      111,670,175      136,632,060
                                                      ------------     ------------     ------------     ------------
     End of year .................................    $ 37,546,080     $ 64,572,361     $ 65,659,557     $111,670,175
                                                      ============     ============     ============     ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
10                                  Markman

================================================================================
                              FINANCIAL HIGHLIGHTS
================================================================================

==============================================================================================================
MARKMAN MULTIFUND TRUST
MARKMAN INCOME ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

                                                        Year ended            Year ended          Period ended
                                                 December 31, 2001     December 31, 2000  December 31, 1999(A)

Net asset value at beginning of period .......        $       9.08          $      10.02          $      10.00
                                                      ------------          ------------          ------------

Income from investment operations:
     Net investment income ...................                0.51                  0.60                  0.24
     Net realized and unrealized gains
          (losses) on investments ............               (0.70)                (0.94)                 0.08
                                                      ------------          ------------          ------------
Total from investment operations .............               (0.19)                (0.34)                 0.32
                                                      ------------          ------------          ------------

Less distributions:
     Dividends from net investment income ....               (0.51)                (0.60)                (0.24)
     Return of capital .......................               (0.06)                   --                 (0.06)
     Distributions in excess of
          net realized gains .................               (0.03)                   --                    --
                                                      ------------          ------------          ------------
Total distributions ..........................               (0.60)                (0.60)                (0.30)
                                                      ------------          ------------          ------------

Net asset value at end of period .............        $       8.29          $       9.08          $      10.02
                                                      ============          ============          ============

Total return .................................               (1.91%)               (3.51%)                3.27%(B)
                                                      ============          ============          ============

Net assets at end of period (000's) ..........        $      1,580          $        539          $      1,896
                                                      ============          ============          ============

Ratio of expenses to average net assets ......                0.65%                 0.65%                 0.64%(C)

Ratio of net investment income to
     average net assets ......................                6.66%                 5.26%                 6.97%(C)

Portfolio turnover rate ......................                 168%                  130%                   78%(C)

(A) Represents the period from the initial public offering of shares (May 1, 1999) through December 31, 1999.

(B)  Not annualized.

(C)  Annualized.

See accompanying notes to financial statements.

===================================================================================================================================
MARKMAN MULTIFUND TRUST
MARKMAN CONSERVATIVE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

                                             Year ended         Year ended         Year ended         Year ended         Year ended
                                      December 31, 2001  December 31, 2000  December 31, 1999  December 31, 1998  December 31, 1997

Net asset value at beginning of year .....   $    11.32         $    14.18         $    12.33         $    11.82         $    11.49
                                             ----------         ----------         ----------         ----------         ----------

Income from investment operations:
     Net investment income ...............         0.57               0.33               0.55               0.25               0.33
     Net realized and unrealized gains
          (losses) on investments ........        (1.98)             (2.71)              2.53               1.03               1.31
                                             ----------         ----------         ----------         ----------         ----------
Total from investment operations .........        (1.41)             (2.38)              3.08               1.28               1.64
                                             ----------         ----------         ----------         ----------         ----------

Less distributions:
     Dividends from net investment income         (0.52)             (0.25)             (0.49)             (0.28)             (0.30)
     Distributions in excess of net
          investment income ..............           --                 --                 --              (0.02)             (0.15)
     Distributions from net realized gains           --              (0.23)             (0.74)             (0.47)             (0.86)
                                             ----------         ----------         ----------         ----------         ----------
Total distributions ......................        (0.52)             (0.48)             (1.23)             (0.77)             (1.31)
                                             ----------         ----------         ----------         ----------         ----------

Net asset value at end of year ...........   $     9.39         $    11.32         $    14.18         $    12.33         $    11.82
                                             ==========         ==========         ==========         ==========         ==========

Total return .............................       (12.47%)           (16.81%)            24.97%             10.83%             14.27%
                                             ==========         ==========         ==========         ==========         ==========

Net assets at end of year (000's) ........   $   16,578         $   25,204         $   34,599         $   30,467         $   36,680
                                             ==========         ==========         ==========         ==========         ==========

Ratio of expenses to average net assets ..         0.95%              0.95%              0.95%              0.95%              0.95%

Ratio of net investment income to average
     net assets ..........................         4.44%              2.23%              3.89%              1.70%              2.38%

Portfolio turnover rate ..................          147%                95%                78%               165%                48%

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman                                   11

================================================================================
                              FINANCIAL HIGHLIGHTS
================================================================================

===================================================================================================================================
MARKMAN MULTIFUND TRUST
MARKMAN MODERATE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

                                             Year ended         Year ended         Year ended         Year ended         Year ended
                                      December 31, 2001  December 31, 2000  December 31, 1999  December 31, 1998  December 31, 1997

Net asset value at beginning of year .....   $    11.67         $    16.69         $    13.35         $    11.90         $    11.49
                                             ----------         ----------         ----------         ----------         ----------

Income from investment operations:
     Net investment income ...............         0.24               0.11               0.31               0.12               0.26
     Net realized and unrealized gains
          (losses) on investment .........        (2.98)             (4.35)              4.43               2.06               1.96
                                             ----------         ----------         ----------         ----------         ----------
Total from investment operations .........        (2.74)             (4.24)              4.74               2.18               2.22
                                             ----------         ----------         ----------         ----------         ----------

Less distributions:
     Dividends from net investment income         (0.24)             (0.10)             (0.29)             (0.12)             (0.26)
     Distributions in excess of net
          investment income ..............           --                 --                 --              (0.04)             (0.21)
     Distributions from net realized gains           --              (0.68)             (1.11)             (0.57)             (1.34)
                                             ----------         ----------         ----------         ----------         ----------
Total distributions ......................        (0.24)             (0.78)             (1.40)             (0.73)             (1.81)
                                             ----------         ----------         ----------         ----------         ----------

Net asset value at end of year ...........   $     8.69         $    11.67         $    16.69         $    13.35         $    11.90
                                             ==========         ==========         ==========         ==========         ==========

Total return .............................       (23.54%)           (25.38%)            35.49%             18.32%             19.38%
                                             ==========         ==========         ==========         ==========         ==========

Net assets at end of year (000's) ........   $   37,546         $   64,572         $  100,799         $   83,799         $   86,388
                                             ==========         ==========         ==========         ==========         ==========

Ratio of expenses to average net assets ..         0.95%              0.95%              0.95%              0.95%              0.95%

Ratio of net investment income to average
     net assets ..........................         2.32%              0.64%              1.98%              0.84%              1.96%

Portfolio turnover rate ..................          162%               142%                68%               117%                82%

See accompanying notes to financial statements.

===================================================================================================================================
MARKMAN MULTIFUND TRUST
MARKMAN AGGRESSIVE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

                                             Year ended         Year ended         Year ended         Year ended         Year ended
                                      December 31, 2001  December 31, 2000  December 31, 1999  December 31, 1998  December 31, 1997

Net asset value at beginning of year .....   $    16.13         $    22.20         $    16.01         $    12.74         $    12.26
                                             ----------         ----------         ----------         ----------         ----------
Income from investment operations:
     Net investment income (loss) ........        (0.11)             (0.19)             (0.13)             (0.09)              0.01
     Net realized and unrealized gains
          (losses) on investments ........        (5.42)             (5.88)              8.12               3.42               2.32
                                             ----------         ----------         ----------         ----------         ----------
Total from investment operations .........        (5.53)             (6.07)              7.99               3.33               2.33
                                             ----------         ----------         ----------         ----------         ----------

Less distributions:
     Dividends from net investment income            --                 --                 --                 --              (0.01)
     Distributions in excess of net
          investment income ..............           --                 --                 --                 --              (0.19)
     Distributions from net realized gains           --                 --              (1.80)             (0.06)             (1.65)
                                             ----------         ----------         ----------         ----------         ----------
Total distributions ......................           --                 --              (1.80)             (0.06)             (1.85)
                                             ----------         ----------         ----------         ----------         ----------

Net asset value at end of year ...........   $    10.60         $    16.13         $    22.20         $    16.01         $    12.74
                                             ==========         ==========         ==========         ==========         ==========

Total return .............................       (34.28%)           (27.34%)            49.88%             26.17%             18.96%
                                             ==========         ==========         ==========         ==========         ==========

Net assets at end of year (000's) ........   $   65,660         $  111,670         $  136,362         $   91,615         $   84,401
                                             ==========         ==========         ==========         ==========         ==========

Ratio of expenses to average net assets ..         0.95%              0.95%              0.95%              0.95%              0.95%

Ratio of net investment income (loss) to
     average net assets ..................        (0.89%)            (0.92%)            (0.76%)            (0.62%)             0.05%

Portfolio turnover rate ..................          177%               106%                56%               101%               141%

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12                                  Markman

================================================================================
                          NOTES TO FINANCIAL STATEMENTS
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

Markman MultiFund Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end non-diversified management investment company. The Trust was organized as a Massachusetts business trust on September 7, 1994. The Trust offers four series of shares to investors: the Markman Income Allocation Portfolio, the Markman Conservative Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Aggressive Allocation Portfolio (collectively, the Funds). The Trust was capitalized on November 28, 1994, when the Funds' investment adviser, Markman Capital Management, Inc. (the Adviser), purchased the initial shares of each Fund (except for the Markman Income Allocation Portfolio) at $10.00 per share. The public offering of shares of such Funds commenced on January 26, 1995. The Trust had no operations prior to the public offering of shares except for the initial issuance of shares to the Adviser. The public offering of shares of the Markman Income Allocation Portfolio commenced on May 1, 1999.

The Markman Income Allocation Portfolio seeks to provide high current income and low share price fluctuation. The Markman Conservative Allocation Portfolio seeks to provide current income and low to moderate growth of capital. The Markman Moderate Allocation Portfolio seeks growth of capital and a reasonable level of current income. The Markman Aggressive Allocation Portfolio seeks capital appreciation without regard to current income.

The following is a summary of the Trust's significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Shares of open-end, management investment companies (mutual funds) in which the Funds invest are valued at their respective net asset values as determined under the 1940 Act. Such mutual funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the Board of Trustees or Directors of the underlying mutual fund. Money market funds in which the Funds also invest generally value securities in their portfolios on an amortized cost basis, which approximates market.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of that Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of each Fund are equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. For financial reporting purposes, the Funds record distributions of short-term and long-term capital gains made by mutual funds in which the Funds invest as realized gains. For tax purposes, the short-term portion of such distributions is treated as dividend income by the Funds.

Distributions to shareholders -- Distributions to shareholders arising from each Fund's net investment income and net realized capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Each of the Funds files a tax return annually using tax accounting methods required under provisions of the Code which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of short-term gain distributions made by mutual funds in which the Funds invest, the deferral of certain losses under Federal income tax regulations and the use of equalization debits and credits for Federal income tax purposes. Accordingly, the amount of net investment income and net realized capital gain or loss reported in the financial statements may differ from that reported in the Fund's tax return and, consequently, the character of distributions to shareholders reported in the Statements of Changes in Net Assets and the Financial Highlights may differ from that reported to shareholders for federal income tax purposes. As a result of such differences, reclassifications are made to the components of net assets to conform to generally accepted accounting principles.

================================================================================

The following information is computed on a tax basis for each item as of December 31, 2001:

                                                              MARKMAN          MARKMAN          MARKMAN          MARKMAN
                                                               INCOME     CONSERVATIVE         MODERATE       AGGRESSIVE
                                                           ALLOCATION       ALLOCATION       ALLOCATION       ALLOCATION
                                                            PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO

Cost of portfolio investments .......................    $  1,635,338     $ 17,034,259     $ 38,435,631     $ 59,926,821
                                                         ============     ============     ============     ============
Gross unrealized appreciation .......................    $      8,840     $  1,010,401     $  3,098,192     $  7,967,380

Gross unrealized depreciation .......................         (89,616)      (1,652,673)      (4,546,166)      (2,670,321)
                                                         ------------     ------------     ------------     ------------
Net unrealized appreciation (depreciation) ..........    $    (80,776)    $   (642,272)    $ (1,447,975)    $ (5,297,059)
                                                         ============     ============     ============     ============
Capital loss carryforward ...........................    $   (150,446)    $ (3,157,832)    $(11,492,567)    $(25,416,214)
                                                         ============     ============     ============     ============
Undistributed ordinary income .......................    $         --     $     96,294     $         --     $         --
                                                         ============     ============     ============     ============

--------------------------------------------------------------------------------
                                    Markman                                   13

================================================================================
                          NOTES TO FINANCIAL STATEMENTS
================================================================================

All of the capital loss carryforwards expire in 2009 except for the $6,966 expiring in 2007 and $35,516 expiring in 2008 for the Markman Income Allocation Portfolio and $1,831,752 expiring in 2008 for the Markman Aggressive Allocation Portfolio.

The tax character of distributions paid for the years ended December 31, 2001 and 2000 was as follows:

                                         MARKMAN INCOME      MARKMAN CONSERVATIVE           MARKMAN MODERATE      MARKMAN AGGRESSIVE
                                   ALLOCATION PORTFOLIO      ALLOCATION PORTFOLIO       ALLOCATION PORTFOLIO    ALLOCATION PORTFOLIO
                                      2001         2000         2001         2000          2001         2000       2001         2000

From ordinary income .......    $  135,325   $   29,887   $  867,770   $  734,132    $  982,935   $  665,001     $   --       $   --
From long-term capital gains            --           --           --      286,552            --    3,406,125         --           --
From capital ...............        11,512           92           --           --            --           --         --           --
                                ----------   ----------   ----------   ----------    ----------   ----------     ------       ------
                                $  146,837   $   29,979   $  867,770   $1,020,684    $  982,935   $4,071,126     $   --       $   --
                                ==========   ==========   ==========   ==========    ==========   ==========     ======       ======

The $684,030 net investment loss of the Markman Aggressive Allocation Portfolio was reclassified to paid-in capital as of December 31, 2001.
The $11,512 return of capital of the Markman Income Allocation Portfolio was reclassified to paid-in-capital as of December 31, 2001. Such reclassifications have no effect on the net assets or net asset value per share of these Portfolios.

================================================================================

2.   INVESTMENT TRANSACTIONS

During the year ended December 31, 2001, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $4,233,542 and $2,904,627, respectively, for the Markman Income Allocation Portfolio, $28,257,233 and $32,323,129, respectively, for the Markman Conservative Allocation Portfolio, $70,887,384 and $82,576,784, respectively, for the Markman Moderate Allocation Portfolio, and $136,351,354 and $146,694,244, respectively, for the Markman Aggressive Allocation Portfolio.

3.   TRANSACTIONS WITH AFFILIATES

The Chairman of the Board and President of the Trust is also the President of Markman Capital Management, Inc. (the Adviser). Certain other Trustees and officers of the Trust are also officers of the Adviser or of Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT The Funds' investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 0.95% of average daily net assets of the Markman Conservative Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Aggressive Allocation Portfolio and 0.65% of the average daily net assets of the Markman Income Allocation Portfolio. The Adviser pays all operating expenses of the Funds except brokerage commissions, taxes, interest, fees and expenses of independent Trustees and any extraordinary expenses. In addition, the Adviser is contractually obligated to reduce its investment management fee in an amount equal to each Fund's allocable portion of the fees and expenses of the Trust's independent Trustees.

ADMINISTRATION, ACCOUNTING AND TRANSFER AGENCY AGREEMENT Under the terms of the Administration, Accounting, and Transfer Agency Agreement between the Trust, the Adviser and IFS, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for each of the Funds. IFS supervises the preparation of tax returns for the Funds, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. In addition, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. IFS also calculates the daily net asset value per share and maintains the financial books and records of each Fund. For the performance of these services, the Adviser, out of its investment management fee, pays IFS a monthly base fee, an asset-based fee, and a fee based on the number of shareholder accounts. In addition, the Adviser pays out-of-pocket expenses including, but not limited to, postage and supplies.

4.   BANK LOANS

The Trust has an unsecured $10,000,000 bank line of credit; borrowings under this arrangement bear interest at a rate determined by the bank at the time of borrowing. During the year ended December 31, 2001, no Funds in the Trust had outstanding borrowings under the line of credit. No compensating balances are required.

================================================================================

5.   FUND SHARE TRANSACTIONS

Proceeds and payments from capital share transactions as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the years ended December 31, 2001 and December 31, 2000.

                                         MARKMAN INCOME    MARKMAN CONSERVATIVE        MARKMAN MODERATE       MARKMAN AGGRESSIVE
                                   ALLOCATION PORTFOLIO    ALLOCATION PORTFOLIO    ALLOCATION PORTFOLIO     ALLOCATION PORTFOLIO
                                        2001       2000        2001        2000        2001        2000        2001         2000

Shares sold ......................   520,997    115,701     202,071     490,388   1,011,743     876,226   1,443,362    1,771,691
Shares issued in reinvestment of
     distributions to shareholders    16,998      3,054      90,825      88,133     111,291     344,165          --           --
Shares redeemed ..................  (406,798)  (248,550)   (752,955)   (791,536)  (2,333,938) (1,729,279) (2,172,694)   (988,000)
                                    --------   --------   ---------   ---------   ---------   ---------   ---------   ----------
Net increase (decrease) in
     shares outstanding ..........   131,197   (129,795)   (460,059)   (213,015)  (1,210,904)  (508,888)   (729,332)     783,691
Shares outstanding,
     beginning of year ...........    59,371    189,166   2,226,113   2,439,128   5,530,938   6,039,826   6,925,210    6,141,519
                                    --------   --------   ---------   ---------   ---------   ---------   ---------   ----------
Shares outstanding, end of year ..   190,568     59,371   1,766,054   2,226,113   4,320,034   5,530,938   6,195,878    6,925,210
                                    ========   ========   =========   =========   =========   =========   =========   ==========

--------------------------------------------------------------------------------
14                                  Markman

================================================================================
                          NOTES TO FINANCIAL STATEMENTS
================================================================================

6.   MANAGEMENT OF THE TRUST (UNAUDITED)
Listed in the charts below is basic information regarding the Trustees and officers of the Markman MultiFund Trust (the "Trust").

INTERESTED TRUSTEES

                                                                                     NUMBER OF    OTHER
                                                                                     PORTFOLIOS   DIRECTORSHIPS
                                                                                     IN FUND      HELD BY
                          POSITION(S)   TERM OF OFFICE1                              COMPLEX      TRUSTEE
                          HELD WITH     AND LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN     OUTSIDE THE
NAME/ADDRESS/AGE          TRUST         TIME SERVED       DURING LAST 5 YRS          BY TRUSTEE   FUND COMPLEX
---------------------------------------------------------------------------------------------------------------
JUDITH E. FANSLER2        Secretary     Since Inception   Chief Operating Officer    4            N/A
6600 France Ave. South,   and                             Markman Capital
Suite 565                 Trustee                         Management, Inc.
Edina, MN 55435
Age: 51

RICHARD W. LONDON2        Treasurer     Since Inception   Chief Financial Officer    4            N/A
6600 France Ave. South,   and                             Markman Capital
Suite 565                 Trustee                         Management, Inc.; Vice
Edina, MN 55435                                           President and Treasurer,
Age: 58                                                   Markman Securities, Inc.

EMILEE MARKMAN3           Trustee       Since Inception   Executive Director,        4            N/A
6600 France Ave. South,                                   Markman Capital
Suite 565                                                 Foundation
Edina, MN 55435
Age: 48

ROBERT J. MARKMAN2        Chairman of   Since Inception   President, Treasurer and   4            N/A
6600 France Ave. South,   the Board                       Secretary of Markman
Suite 565                 and                             Capital Management, Inc.
Edina, MN 55435           President
Age: 50

1 Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.
2 Ms. Fansler, Mr. London and Mr. Markman are "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his or her relationship with Markman Capital Management, Inc. Markman Capital Management, Inc. serves as the investment advisor to the Trust and, accordingly, as investment advisor to each of the Portfolios.
3 Mrs. Markman is an "interested person" of the Trust because she is the spouse of Robert J. Markman.

DISINTERESTED TRUSTEES

                                                                                     NUMBER OF    OTHER
                                                                                     PORTFOLIOS   DIRECTORSHIPS
                                                                                     IN FUND      HELD BY
                          POSITION(S)   TERM OF OFFICE1                              COMPLEX      TRUSTEE
                          HELD WITH     AND LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN     OUTSIDE THE
NAME/ADDRESS/AGE          TRUST         TIME SERVED       DURING LAST 5 YRS          BY TRUSTEE   FUND COMPLEX
---------------------------------------------------------------------------------------------------------------
RICHARD E. DANA           Trustee       Since Inception   President, Jet             4            N/A
748 Goodrich Ave.                                         Construction and
Saint Paul, MN 55105                                      Remodeling, Inc.;
Age: 55                                                   Managing Partner, Jet
                                                          Diversified LLC

PETER DROSS               Trustee       Since Inception   Director of Development,   4            N/A
717 East River Rd.                                        The Center for Victims
Minneapolis, MN 55455                                     of Torture
Age: 44

SUSAN GALE                Trustee       Since Inception   Real Estate Advisor;       4            N/A
6600 France Ave. South,                                   Edina Realty
Suite 565
Edina, MN 55435
Age: 49

SUSAN M. LINDGREN         Trustee       Since Inception   Contract Trainer, Life     4            Director, The
7401 Metro Boulevard #460                                 Design Education (a non-                Pelican
Minneapolis, MN 55439                                     profit adult education/                 Project
Age: 37                                                   training company); Manager,
                                                          IT Works! (a recruiting
                                                          and training President,
                                                          Sue Lindgren & Associates
                                                          (a consulting firm)

MELINDA S. MACHONES       Trustee       Since Inception   Self-employed management   4            N/A
6600 France Ave. South,                                   and technology consultant;
Suite 565                                                 Director of Information
Edina, MN 55435                                           Technologies, The College
Age: 47                                                   of St. Scholastic

MICHAEL J. MONAHAN        Trustee       Since Inception   President, Ecolabs         4            N/A
6600 France Ave. South,                                   Foundation
Suite 565
Edina, MN 55435
Age: 50

1 Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.

The Statement of Additional  Information  contains additional  information about
the  Trustees  and  is  available   without   charge  upon  request  by  calling
1-800-707-2771.

--------------------------------------------------------------------------------
                                    Markman                                   15

================================================================================
                          INDEPENDENT AUDITOR'S REPORT
================================================================================

                                                                          [LOGO]
                                                                        ANDERSEN

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF THE MARKMAN MULTIFUND TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Markman MultiFund Trust comprising the Markman Income Allocation Portfolio, the Markman Conservative Allocation Portfolio, the Markman Moderate Allocation Portfolio, and the Markman Aggressive Allocation Portfolio as of December 31, 2001, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Markman MultiFund Trust as of December 31, 2001, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Arthur Andersen LLP

Cincinnati, Ohio
January 11, 2002

--------------------------------------------------------------------------------
16                                  Markman

================================================================================
                                  STAY INFORMED
================================================================================

PORTFOLIO/STRATEGY UPDATE
800-975-5463
Bob Markman's weekly market overview and MultiFund activity report.

ONLINE
www.markman.com
Check for net asset values and more.

PRICELINE
800-536-8679
Up-to-the-minute net asset values and account values.

HELPLINE
800-707-2771
For a prospectus, an application form, assistance in completing an application, or for general administrative questions.

                    ----------------------------------------
                        Website Provides Updates On-Line

                    For expanded performance information, portfolio allocations updated regularly, on-line access to the Prospectus and forms, and other helpful information, log on to the MultiFunds web site at:

                                 www.markman.com

                    ----------------------------------------

These forms are available:

o    Account Application

o    IRA Application

o    Roth IRA Application

o    IRA transfer request

o    Roth IRA Conversion Request

o    Dollar Cost Averaging Application

o    Systematic Withdrawal Plan Request

o    Automatic Investment Request

o    Company Retirement Account Application

o Company Retirement Plan Prototype [includes Profit Sharing, Money Purchase, 401(k)]

o    403(b) Plan and Application

The minimum direct investment is $25,000. If you want to invest less than $25,000, you may purchase the Markman MultiFunds through: Charles Schwab & Company (800-266-5623), Fidelity Investments (800-544-7558), and TD Waterhouse (800-934-4443), among others. There is no transaction fee when you purchase the Markman MultiFunds through these discount brokers.

For  additional  forms or answers to any  questions  just  contact  the  Markman
MultiFunds  (between  the  hours  of  8:30  AM  and  5:30  PM  EST).  Toll-free:
800-707-2771.

==================================================================================================
MARKMAN                     INVESTMENT ADVISER                  SHAREHOLDER SERVICES
MULTIFUNDS                  Markman Capital Management, Inc.    c/o Integrated Fund Services, Inc.
----------                  6600 France Avenue South            P.O. Box 5354
For investors too smart     Minneapolis, Minnesota  55435       Cincinnati, Ohio  54201-5354
to do it themselves(sm)     Telephone: 952-920-4848             Toll-free: 800-707-2771
                            Toll-free: 800-395-4848

Authorized  for  distribution  only if  preceded  or  accompanied  by a  current prospectus.
---------------------------------------------------------------------------------------------------

MARKMAN
MULTIFUNDS
----------                         FIRST CLASS
FOR INVESTORS TOO SMART
TO DO IT THEMSELVES(R)

6600 France Avenue South
Minneapolis, Minnesota  55435